[English Translation]

Agreement No. 540942000010/09
on the deferment of the social security obligations in installments concluded on 10 June 2009

by and between Social Security Agency II Branch in Poznań Inspectorate in Września
represented by
Elżbieta Kawa – the Manager of the Social Security Agency
hereinafter to be referred to as the Creditor

and

Fashion Service Sp. z o.o.
with its office in Mirosław
11 Sienkiewicza Str.

represented by
Mirosław Kranik
holding of an identity card ANY 356467

Identification numbers:
NIP 7781450551       REGON 300712607
hereinafter to be referred to as the Debtor

of the following content:

§ 1
1.
Under art. 29 item 1 and 1a of the act dated 13 October 1998 on the social security system (unified text Official Journal of 2007, No. 11, item 74 as amended), the Parties conclude the agreement on the deferment in installments obligations due to contributions.

2.	The terms used in this agreement have the same meaning as in the act mentioned in point 1 above.

§ 2
1.	The Creditor defers in installments obligations due to contributions according to their state as of 10 June 2009, in the total amount of PLN 672,832.53, including the following obligations:

Due Title	Liabilities Period (from-till)	Premium	Default Intrest	Aditional Fee	Summons Fee	Total

Social Insurance (51)	Apr.2008 - Jun.2008 Oct.2008 - Dec.2008	520933.76	28555.00	xxx	xxx	549488.76

Helf Insurence (52)	xxx	xxx	xxx	xxx	xxx	xxx

Labour Fund and Fund of guaranteed Work benefit (53)	May.2008 - Jun.2008 Oct.2008 -Dec.2008	117879.77	5464.00	xxx	xxx	123343.77

Total		638813.53	34019.00	xxx	xxx	672832.53

[English Translation]

2.
Interests for delay, indicated in point 1 above, were calculated as of the date of filing by Debtor of the application for the deferment of obligations in installments, and the amount of an additional payment results from a separate decision issued on the basis of art. 24 item 1 of the act dated 13 October 1998 on the social security system (unified text Official Journal of 2007, No. 11, item 74 as amended).

§ 3
The Debtor accepts the amount of obligations indicated in § 2 above.

§ 4
1.
The undertakes to pay each of the installments due to contributions in terms resulting from the payment schedule as set forth in point 3, in the amount determined separately for each title of obligations.

2.
Pursuant to art. 29 item 4 of the act indicated in § 1, the amount of obligations due to contributions subject to the deferment in installments was determined with the inclusion of the prolongation fee calculated on a basis and in an amount provided for in the act of 29 August 1997 – General Tax Act (Official Journal of 2005, No. 8, item 60 as amended).

The total amount of the calculated prolongation fees indicated in point 3 is PLN, 133,270.00, which is 50% of interests for delay in force as of the day of this agreement.
3.	The Parties agrees to the following schedule of payments:

a) social security – 84 installments

			Including
	Payment	Instalment	Premium			Aditional	Summons
No	deadline	amount	Period	Due	Intrests	Fee	fee	Prolongate fee
1.	10.07.2009	6689.00	04/2008	5938.00	612.00	-		139.00
2.	10.08.2009	6716.00	04/2008	5938.00	612.00	-		165.00
3.	10.09.2009	6742.00	04/2008	5938.00	612.00	-		192.00
4.	09.10.2009	6767.00	04/2008	5938.00	612.00	-		217.00
5.	10.11.2009	6794.00	04/2008	5938.00	612.00	-		244.00
6.	10.12.2009	6820.00	04/2008	5938.00	612.00	-		270.00
7.	08.01.2010	6845.00	04/2008	5938.00	612.00	-		295.00
8.	10.02.2010	6873.00	04/2008	5938.00	612.00	-		323.00
9.	10.03.2010	6897.00	04/2008	5938.00	612.00	-		347.00
10.	09.04.2010	6922.00	04/2008	5938.00	612.00	-		372.00
11.	10.05.2010	6949.00	04/2008	5938.00	612.00	-		399.00
12.	10.06.2010	6975.00	04/2008	5938.00	612.00	-		425.00
13.	09.07.2010	7000.00	04/2008	5938.00	612.00	-		450.00
14.	10.08.2010		04/2008	2466.18	571.00	-
		7031.00	05/2008	3512.82				481.00
15.	10.09.2010	7060.00	05/2008	6007.00	543.00	-		510.00
16.	08.10.2010	7084.00	05/2008	6007.00	543.00	-		534.00
17.	10.11.2010	7112.00	05/2008	6007.00	543.00	-		562.00
18.	10.12.2010	7138.00	05/2008	6007.00	543.00	-		588.00
19.	10.01.2011	7165.00	05/2008	6007.00	543.00	-		615.00
20.	10.02.2011	7192.00	05/2008	6007.00	543.00	-		642.00
21.	10.03.2011	7216.00	05/2008	6007.00	543.00	-		666.00
22.	08.04.2011	7241.00	05/2008	6007.00	543.00	-		691.00
23.	10.05.2011	7269.00	05/2008	6007.00	543.00	-		719.00
24.	10.06.2011	7296.00	05/2008	6007.00	543.00	-		746.00
25.	08.07.2011	7320.00	05/2008	6007.00	543.00	-		770.00
26.	10.08.2011	7348.00	05/2008	6007.00	543.00	-		798.00
27.	09.09.2011	7374.00	05/2008	6007.00	543.00	-		824.00
28.	10.10.2011	7401.00	05/2008	6007.00	543.00	-		851.00
29.	10.11.2011	7428.00	05/2008	6007.00	543.00	-		878.00

[English Translation]

30.	09.12.2011		05/2008	4569.99	527.00	-
		7455.00	06/2008	1453.01				905.00
31.	10.01.2012	7491.00	06/2008	6073.00	477.00	-		941.00
32.	10.02.2012	7518.00	06/2008	6073.00	477.00	-		968.00
33.	09.03.2012	7542.00	06/2008	6073.00	477.00	-		992.00
34.	10.04.2012	7570.00	06/2008	6073.00	477.00	-		1020.00
35.	10.05.2012	7596.00	06/2008	6073.00	477.00	-		1046.00
36.	08.06.2012	7622.00	06/2008	6073.00	477.00	-		1072.00
37.	10.07.2012	7650.00	06/2008	6073.00	477.00	-		1100.00
38.	10.08.2012	7677.00	06/2008	6073.00	477.00	-		1127.00
39.	10.09.2012	7704.00	06/2008	6073.00	477.00	-		1154.00
40.	10.10.2012	7730.00	06/2008	6073.00	477.00	-		1180.00
41.	09.11.2012	7756.00	06/2008	6073.00	477.00	-		1206.00
42.	10.12.2012	7783.00	06/2008	6073.00	477.00	-		1233.00
43.	10.01.2013	7810.00	06/2008	6073.00	477.00	-		1260.00
44.	08.02.2013	7836.00	06/2008	6073.00	477.00	-		1286.00
45.	08.03.2013	7860.00	06/2008	6073.00	477.00	-		1310.00
46.	10.04.2013	7889.00	06/2008	6073.00	477.00			1339.00
47.	10.05.2013	7915.00	06/2008	6073.00	477.00	-		1365.00
48.	10.06.2013		06/2008	484.91	198.00	-
		8006.00	10/2008	5867.09				1456.00
49.	10.07.2013	8040.00	10/2008	6377.00	173.00	-		1490.00
50.	09.08.2013	8067.00	10/2008	6377.00	173.00	-		1517.00
51.	10.09.2013	8096.00	10/2008	6377.00	173.00	-		1546.00
52.	10.10.2013	8124.00	10/2008	6377.00	173.00	-		1574.00
53.	08.11.2013	8151.00	10/2008	6377.00	173.00	-		1601.00
54.	10 12.2013	8180.00	10/2008	6377.00	173.00	-		1630.00
55.	10.01.2014	8208.00	10/2008	6377.00	173.00	-		1658.00
56.	10.02.2014	8237.00	10/2008	6377.00	173.00	-		1687.00
57.	10.03.2014	8262.00	10/2008	6377.00	173.00	-		1712.00
58.	10.04.2014	8291.00	10/2008	6377.00	173.00	-		1741.00
59.	09.05.2014	8319.00	10/2008	6377.00	173.00	-		1769.00
60.	10.06.2014		10/2008	5710.48	166.00	-
		8367.00	11/2008	673.52				1817.00
61.	10.07.2014	8394.00	11/2008	6447.00	103.00	-		1844.00
62.	08.08.2014	8421.00	11/2008	6447.00	103.00	-		1871.00
63.	10.09.2014	8452.00	11/2008	6447.00	103.00	-		1902.00
64.	10.10.2014	8480.00	11/2008	6447.00	103.00	-		1930.00
65.	10.11.2014		11/2008	3131.38	65.00	-
		8520.00	12/2008	3353.62				1970.00
66.	10.12.2014	8559.00	12/2008	6520.00	30.00	-		2009.00
67.	09.01.2015	8587.00	12/2008	6520.00	30.00	-		2037.00
68.	10.02.2015	8617.00	12/2008	6520.00	30.00	-		2067.00
69.	1003 2015	8643.00	12/2008	6520.00	30.00	-		2093.00
70.	10.04.2015	8672.00	12/2008	6520.00	30.00	-		2122.00
71.	08.05.2015	8699.00	12/2008	6520.00	30.00	-		2149.00
72.	1006.2015	8729.00	12/2008	6520.00	30.00	-		2179.00
73.	10.07.2015	8758.00	12/2008	6520.00	30.00	-		2208.00
74.	10.08.2015	8787.00	12/2008	6520.00	30.00	-		2237.00
75.	10.09.2015	8816.00	12/2008	6520.00	30.00	-		2266.00
76.	09.10.2015	8843.00	12/2008	6520.00	30.00	-		2293.00
77.	10.11.2015	8873.00	12/2008	6520.00	30.00	-		2323.00
78.	10.12.2015	8901.00	12/2008	6520.00	30.00	-		2351.00
79.	08.01.2015	8928.00	12/2008	6520.00	30.00	-		2378.00
80.	10.02 2016	8959.00	12/2008	6520.00	30.00	-		2409.00
81.	10.03.2016	8956.00	12/2008	6520.00	30.00	-		2436.00
82.	08 04.2016	9014.00	12/2008	6520.00	30.00	-		2464.00
83.	10.05.2016	9044.00	12/2008	6520.00	30.00	-		6494.00
84.	10.06.2016	8086.76	12/2008	5810.76	28.00	-		2248.00
Total		658184.76		520933.76	28555.00	0.00	0.00	108696.00

[English Translation]

The installments shall be paid to the bank account 83101010230000261395100000 with marking of each payment with symbol U on a payment form in space 09 – “The type of payment”.

b) Work Fund and Guaranteed Employees Benefits Fund – 84 installments

			Including
	Payment	Instalment	Premium
No	deadline	amount	Period	Due	Intrests	Aditional Fee	Prolongation Fee
1.	10.07.2009	1 502.00	05/2008	1348.00	122.00	-	32.00
2.	10.08.2009	1 508.00	05/2008	1348.00	122.00	-	38 00
3.	10.09.2009	1 514.00	05/2008	1348.00	122.00	-	44.00
4.	09.10.2009	1 519.00	05/2008	1348.00	122.00	-	49.00
5.	10.11.2009	1525.00	05/2008	1348.00	122.00	-	55.00
6.	10.12.2009	1 531.00	05/2008	1348.00	122.00	-	61 00
7.	08.01.2010	1 537.00	05/2008	1348.00	122.00	-	67.00
8.	10.02.2010	1 543.00	05/2008	1348.00	122.00	-	73.00
9.	10.03.2010	1 549.00	05/2008	1348.00	122.00	-	79.00
10.	09.04.2010	1555.00	05/2008	1348.00	122.00	-	85.00
11.	10.05.2010	1 561.00	05/2008	1348.00	122.00	-	91.00
12.	10.06.2010	1567.00	05/2008	1348.00	122.00	-	97.00
13.	09.07.2010	1 572.00	05/2008	1348.00	122.00	-	102.00
14.	10.08.2010	1 578.00	05/2008	1348.00	122.00	-	108.00
15.	10.09.2010	1 584.00	05/2008	1348.00	122.00	-	114.00
16.	08.10.2010	1 590.00	05/2008	1348.00	122.00	-	120.00
17.	10.11.2010	1 596.00	05/2008	1348.00	122.00	-	126.00
18.	10.12.2010	1 602.00	05/2008	1348.00	122.00	-	132.00
19.	10.01.2011	1 608.00	05/2008	1348.00	122.00	-	138.00
20.	10.02.2011	1 614.00	05/2008	1348.00	122.00	-	144.00
21.	10.03.2011	1 621.00	05/2008	447.16	112.00	-	151.00
			06/2008	910.84
22.	08.04.2011	1 627.00	06/2008	1363.00	107.00	-	157.00
23.	10.05.2011	1 633.00	06/2008	1363.00	107.00	-	163.00
24.	10.06.2011	1639.00	06/2008	1363.00	107.00	-	169.00
25.	08.07.2011	1 645.00	06/2008	1363.00	107.00	-	175.00
26.	10.08.2011	1 651.00	06/2008	1363.00	107.00	-	181.00
27.	09.09.2011	1667.00	06/2008	1363.00	107.00	-	187.00
28.	10.10.2011	1663.00	06/2008	1363.00	107.00	-	193.00
29.	10.11.2011	1669.00	06/2008	1363.00	107.00	-	199.00
30.	09.12.2011	1675.00	06/2008	1363.00	107.00	-	205.00
31.	10.01.2012	1681.00	06/2008	1363.00	107.00	-	211.00
32.	10.02.2012	1 687.00	06/2008	1363.00	107.00	-	217.00
33.	09.03.2012	1693.00	06/2008	1363.00	107.00	-	223.00
34.	10.04.2012	1 699.00	06/2008	1363.00	107.00	-	229.00
35.	10.05.2012	1 705.00	06/2008	1363.00	107.00	-	235.00
36.	08.06.2012	1 711.00	06/2008	1363.00	107.00	-	241.00
37.	10.07.2012	1717.00	06/2008	1363.00	107.00	-	247.00
38.	10.08.2012	1723.00	06/2008	1363.00	107.00	-	253.00
39.	10.09.2012	1729.00	06/2008	1363.00	107.00	-	259.00
40.	10.10.2012	1 735.00	06/2008	1363.00	107.00	-	265.00
41.	09.11.2012	1751.00	06/2008	275.90	53.00	-	281.00
			10/2008	1141.10
42.	10.12.2012	1761.00	10/2008	1431.00	39.00	-	291.00
43.	10.01.2013	1 767.00	10/2008	1431.00	39.00	-	297 00

[English Translation]

44.	08.02.2013	1 773.00	10/2008	1431.00	39.00	-	303.00
45.	08.03.2013	1779.00	10/2008	1431.00	39.00	-	309.00
46.	10.04.2013	1786.00	10/2008	1431.00	39.00		316.00
47.	10.05.2013	1792.00	10/2008	1431.00	39.00	-	322.00
48.	10.06.2013	1798.00	10/2008	1431.00	39.00	-	328.00
49.	10.07.2013	1804.00	10/2008	1431.00	39.00	-	334.00
50.	09.08.2013	1810.00	10/2008	1431.00	39.00	-	340.00
51.	10.09.2013	1817.00	10/2008	1431.00	39.00	-	347.00
52.	10.10.2013	1823.00	10/2008	1431.00	39.00	-	353.00
53.	08.11.2013	1829.00	10/2008	1431.00	39.00	-	359.00
54.	10 12.2013	1836.00	10/2008	1431.00	39.00	-	366.00
55.	10.01.2014	1844.00	10/2008	804.56	32.00	-	374.00
			11/2008	633.44
56.	10.02.2014	1853.00	11/2008	1447.00	23.00	-	383.00
57.	10.03.2014	1859.00	11/2008	1447.00	23.00	-	389.00
58.	10.04.2014	1 865.00	11/2008	1447.00	23.00	-	395.00
59.	09.05.2014	1 871.00	11/2008	1447.00	23.00	-	401.00
60.	10.06.2014	1 878.00	11/2008	1447.00	23.00	-	408.00
61.	10.07.2014	1 884.00	11/2008	1306.24	22.00	-	414.00
			12/2008	141.76
62.	08.08.2014	1895.00	12/2008	1463.00	7.00	-	425.00
63.	10.09.2014	1902.00	12/2008	1463.00	7.00	-	432.00
64.	10.10.2014	1908.00	12/2008	1463.00	7.00	-	438.00
65.	10.11.2014	1914.00	12/2008	1463.00	7.00	-	444.00
66.	10.12.2014	1921.00	12/2008	1463.00	7.00	-	451.00
67.	09.01.2015	1927.00	12/2008	1463.00	7.00	-	457.00
68.	10.02.2015	1934.00	12/2008	1463.00	7.00	-	464.00
69.	1003 2015	1940.00	12/2008	1463.00	7.00	-	470.00
70.	10.04.2015	1946.00	12/2008	1463.00	7.00	-	476.00
71.	08.05.2015	1952.00	12/2008	1463.00	7.00	-	482.00
72.	1006.2015	1959.00	12/2008	1463.00	7.00	-	489.00
73.	10.07.2015	1965.00	12/2008	1463.00	7.00	-	495.00
74.	10.08.2015	1972.00	12/2008	1463.00	7.00	-	502.00
75.	10.09.2015	1978.00	12/2008	1463.00	7.00	-	508.00
76.	09.10.2015	1985.00	12/2008	1463.00	7.00	-	515.00
77.	10.11.2015	1991.00	12/2008	1463.00	7.00	-	521.00
78.	10.12.2015	1998.00	12/2008	1463.00	7.00	-	528.00
79.	08.01.20 16	2004.00	12/2008	1463.00	7.00	-	534.00
80.	10.02 2016	2011.00	12/2008	1463.00	7.00	-	541.00
81.	10.03.2016	2017.00	12/2008	1463.00	7.00	-	547.00
82.	08 04.2016	2023.00	12/2008	1463.00	7.00	-	553.00
83.	10.05.2016	2031.00	12/2008	1467.00	3.00	-	561.00
84.	10.06.2016	1849.77	12/2008	1333.77	0.00		516.00
Total		147917.77		117879.77	5464.00	0.00	24574.00

[English Translation]

The installments shall be paid to the bank account 73101010230000261395300000 with marking of each payment with symbol U on a payment form in space 09 – “The type of payment”.
4.
The payment of the deferred obligations due to contributions shall be made through banking payment document on the following bank account (as above) with the inclusion of information about the number of this agreement which the Debtor places in space No 12 of the banking payment document.

5.	The following day shall be deemed a day of payment of the deferred obligations due to contributions by the Debtor:
-	in the event of cash payment – the date of making payment on the account of the Creditor;
-	in the event of non-cash payment – date of crediting of the bank account of the Debtor.
6.
The payment of the deferred obligations due to contributions made after the lapse of the term set forth in the payment schedule or the payment made timely but in the amount lawyer than the due amount will be settled towards contributions and interests for delayed payments calculated in accordance with the act indicated in § 4 point 2.

§ 5
Due to the conclusion of this agreement the Creditor undertakes:
1)	to suspend already commenced and not completed execution proceedings regarding the obligations due to contributions embraced by this agreement,
2)	not to commence nor recommence execution proceedings through the term of this agreement with respect to the obligations due to contributions embraced by this agreement,
3)
to undertake actions aiming to the discontinuance of execution proceedings regarding the obligations embraced by this agreement after their payment in total in accordance with the schedule of payments and after the payment of the due execution costs.

§ 6
The conclusion of this agreements results in the suspension of the statute of limitations on obligations due to contributions embraced by this agreement. The suspension of the statute of limitations commences as of the date of this agreement through the payment of the last installment indicated in the schedule of payments.

§ 7
1.	This agreement shall be terminated if at least one of the following occurs:
1)	failure to pay two consecutive installments,
2)	payment of installments in parts, if the amount of delayed payment exceeds the value of two consecutive installments,
3)
the Debtor’s delay, exceeding 14 days, with the fulfillment of the statutory obligation to pay – in the amounts and terms resulting from legal provisions - current contributions towards social security, health care, and the Work Fund and Guaranteed Employees Benefits Fund,

4)	failure to pay the current contributions towards social security, health care, and the Work Fund and Guaranteed Employees Benefits Fund, and the delay exceeded 14 days.
2.	The day directly following the day of the occurrence of an event indicated in point 1 above shall be deemed as the date of termination of this agreement.
3.
Upon the termination of this agreement, the obligations due to contributions become due and payable together with interest for delayed payments calculated pursuant to the rules set forth in the act indicated in § 4 item 1 above and shall be executed in accordance with the provisions regarding execution proceedings in administration or court execution.

[English Translation]

§ 8
Any amendment to this agreement shall be made in writing to be valid.

§ 9
This agreement has been executed in two counterparts, one counterpart for each party.

§ 10
This agreement enters in force as of its signing.

Debtor	Creditor

[signatures illegible]	[signatures illegible]